                                                                   EXHIBIT 10.13

                                ESCROW AGREEMENT
                                ----------------

     THIS ESCROW AGREEMENT (this "Agreement") is made and entered into this ____
                                  ---------
day of January 1999, by and among WebMD, Inc., a Georgia corporation ("WebMD"),
                                                                       -----
SunTrust Bank, Atlanta, a Georgia banking corporation, as the escrow agent (the "Escrow Agent"), the shareholders ("Shareholders") of Direct Medical Knowledge,
 -------------                       ------------
Inc., a California corporation ("DMK"), identified on the signature pages
                                 ---
hereto, and Kemp Battle, as representative (the "Indemnitor Representative").
                                                 -------------------------

                             W I T N E S S E T H :
                             --------------------

     WebMD is a party to an Agreement and Plan of Merger with SHN Merger Corp., a Georgia corporation ("Merger Corp"), DMK, the Shareholders and the Indemnitor
                        -----------
Representative, dated January __, 1999 (the "Merger Agreement"), pursuant to
                                             ----------------
which DMK has on this date merged with and into Merger Corp., with Merger Corp. being the surviving corporation of the Merger. Under the Merger Agreement, the Shareholders received contingent rights to receive, in the aggregate, shares of series B convertible preferred stock of WebMD ("Preferred Stock") as provided in
                                                ---------------
Sections 3.1 and 4.3 of the Merger Agreement.
--------------------

     In accordance with the Merger Agreement, a portion of the Preferred Stock issuable to the Shareholders will be held by the Escrow Agent hereunder until termination of this Agreement as provided herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1
                            ESTABLISHMENT OF ESCROW
                            -----------------------

     On this date, WebMD has executed a stock certificate in negotiable form representing the Escrow Shares and naming the Escrow Agent as the registered holder for the benefit of the Shareholders. Schedule 1 to this Agreement shows
                                             ----------
for each Shareholder (i) the respective percentage interest (the "Percentage
                                                                  ----------
Interest") of each such Shareholder in the Escrow Shares, and (ii) the
--------
corresponding aggregate maximum number of shares of Preferred Stock issuable to each Shareholder, subject to the adjustments provided herein. The Escrow Agent shall hold the Escrow Shares on behalf of, and as a convenience to WebMD and the Shareholders with the same force and effect as if such shares had been delivered by WebMD to each Shareholder and subsequently delivered by such Shareholder to the Escrow Agent. The Escrow Agent shall hold the Escrow Shares, together with any and all future cash dividends or cash income with respect to the Escrow Shares (as provided in Section 5.1 hereof) ("Cash"), for the benefit of WebMD
                       -----------           ----
and the Shareholders, as the case may be. Any income or interest realized from the investments made by the Escrow Agent pursuant hereto shall be included in Cash and paid in accordance with this Agreement.

                                   ARTICLE 2
                                INDEMNIFICATION
                                ---------------

     2.1  Definitions.  As used in this Agreement, the following terms shall
          -----------
have the following meanings:

          (a) "Closing Date" shall mean the date of the closing of the
               ------------
transactions contemplated by the Merger, which shall be the date on which the Effective Time occurs.

          (b) "Effective Time" shall mean the time that the Articles of Merger
               --------------
reflecting the Merger becomes effective with the Secretary of State of the State of California and the Secretary of State of the State of Georgia.

          (c) "Escrow Agent Expenses" shall mean one-half of the expenses of the
               ---------------------
Escrow Agent which the Indemnitor Representative is obligated to bear under
Section 6.4 hereof, in an amount up to $5,000, incurred in connection with the
-----------
obligations of the Escrow Agent under this Agreement.

          (d) "Escrow Shares" shall mean __________ shares of Preferred Stock
               -------------
issued and placed in escrow hereunder.

          (e) "Indemnifiable Loss" shall mean any Loss for which an Indemnitee
               ------------------
may be indemnified pursuant to the Merger Agreement.

          (f) "Indemnitee" is defined in Section 2.2 hereof.
               ----------                -----------

          (g) "Indemnitor Representative" is defined in the preamble above.
               -------------------------

          (h) "Losses" shall mean any and all demands, claims, actions or causes
               ------
of action, assessments, losses, diminution in value, damages (including special and consequential damages), liabilities, costs and expenses, including, without limitation, interest, penalties, cost of investigation and defense and reasonable attorneys' and other professional fees and expenses.

          (i)  "Loss Notice" shall mean a written notice, as prescribed in
                -----------
Section 2.2 hereof, provided by an Indemnitee to the Escrow Agent and the
-----------
Indemnitor Representative (i) stating that the Indemnitee has paid or properly accrued or reasonably anticipates that it will have to pay or accrue an Indemnifiable Loss or potential Indemnifiable Loss, (ii) setting forth in reasonable detail the individual items comprising such Indemnifiable Loss, the date each such item was paid or properly accrued, or the basis for such anticipated liability, and the nature of the misrepresentation, breach of warranty or covenant to which such item is related, (iii) to the extent the amount of the Indemnifiable Loss or potential Indemnifiable Loss is reasonably calculable, an estimate of the number of Escrow Shares to be delivered to an Indemnitee with respect to such Indemnifiable Loss and (iv) certifying that such Indemnitee reasonably believes that such Indemnifiable Loss constitutes a Loss for which indemnification may be sought pursuant to the Merger Agreement, taking into account, without limitation, Section 11.8 thereof.
            ------------

          (j) "Protest Notice" shall mean a written notice, as prescribed in
               --------------
Section 2.3 hereof, provided by the Indemnitor Representative to an Indemnitee
-----------
and the Escrow Agent if he disputes any Loss Notice received from an Indemnitee.

          (k) "Shareholders" is defined in the preamble above.
               ------------

          (l) "Value Per Share" shall mean $20.00, as adjusted as appropriate to
               ---------------
reflect any stock split, reverse stock split, stock dividend, recapitalization or other similar transaction effected by WebMD between the Effective Time and the date such liability is satisfied.


     2.2  Notice of Claim.  If an Indemnitee incurs an Indemnifiable Loss, or
          ---------------
should an Indemnitee negotiate a proposed written settlement in satisfaction of a potential Indemnifiable Loss, it shall promptly provide a Loss Notice to the Indemnitor Representative and the Escrow Agent. If the Indemnitor Representative disputes the amount sought under any such Loss Notice or otherwise disputes the right of the Indemnitee to be indemnified hereunder, he shall provide the Indemnitee and the Escrow Agent a Protest Notice within thirty
(30) days of the date any such Loss Notice is received by the Indemnitor Representative. If no Protest Notice is received by the Indemnitee and the Escrow Agent within thirty (30) days from the date on which any Loss Notice is received by the Indemnitor Representative, or if a Protest Notice is received and the dispute is resolved in favor of the Indemnitee after following the procedures set forth below, then the Escrow Agent shall deliver to WebMD and WebMD shall promptly cancel and retire that number of Escrow Shares as shall equal the number of Escrow Shares (rounded to the next highest whole number) that, when multiplied by the Value Per Share, equals the amount of the Indemnifiable Loss. To the extent that Cash is held in escrow, at the option of the Indemnitee, the Escrow Agent shall pay any Indemnifiable Loss, in whole or in part, with such Cash. If the Indemnitee and the Escrow Agent receive a Protest Notice within such 30-day period, the Escrow Agent shall not deliver any Escrow Shares until receipt by it of written instructions (i) signed by the Indemnitor Representative and a duly authorized officer of the Indemnitee; or
(ii) signed by an arbitration panel that has considered and resolved such dispute as provided in Section 2.3 below, which sets forth (i) the number of
                       -----------
Escrow Shares, and/or (ii) the amount of Cash, if any, to be delivered to the Indemnitee in accordance with this paragraph. After delivery of any Escrow Shares to the Indemnitee in accordance with this paragraph, the Escrow Agent shall be reissued a certificate in respect of any remaining Escrow Shares.

     2.3  Procedure With Respect to Disputed Indemnifiable Loss.  A Protest
          -----------------------------------------------------
Notice may be resolved by the agreement of the Indemnitor Representative and the Indemnitee, in which case written notice of such agreement shall be promptly provided to the Escrow Agent, together with a statement of the agreed upon amount to be reimbursed to the Indemnitee. If the Indemnitor Representative and the Indemnitee are unable to resolve a Protest Notice within sixty (60) days of delivery of the Protest Notice to the Escrow Agent, then such Protest Notice shall be submitted to arbitration in accordance with the then-current commercial arbitration rules of the American Arbitration Association ("AAA"). If a Protest
                                                            ---
Notice is to be arbitrated, the Indemnitor Representative shall select one arbitrator, the Indemnitee shall select one arbitrator, and the two arbitrators so chosen shall select a third. Any decision of the arbitration panel shall require the vote of at least two (2) of such arbitrators and shall be deemed conclusive and each party shall be deemed to have waived any rights to appeal therefrom. In any arbitration pursuant to this Section 2.3, an Indemnitee shall
                                                -----------
be deemed to be the prevailing party if the arbitrators award the Indemnitee at least fifty percent (50%) of the amount in dispute, plus any amounts not in dispute; otherwise, the Shareholders shall be deemed to be the prevailing party. The non-prevailing party to an arbitration shall pay its own expenses, the fees of each arbitrator, the administrative costs of the arbitration (including the administrative fee of AAA), and the expenses, including without limitation, reasonable attorneys' fees and costs, incurred by the other party to the arbitration. That percentage of the reasonable legal and other expenses incurred by the Indemnitee in the arbitration proceeding as equals the percentage of the claim sought which is actually awarded, shall be added to the amount of the Indemnifiable Loss. If resolution of a Protest Notice is not made within ninety (90) days of the date of the Protest Notice as provided in this

Section 2.4, then the Escrow Agent may, in its sole discretion, either (i)
-----------
continue to hold the Escrow Shares undisbursed until such time as the disputing parties agree in writing as to a proper disposition of such Escrow Shares, or
(ii) if such agreement is not forthcoming, the Escrow Agent shall be entitled to tender into the registry or custody of any court of competent jurisdiction all money or property in its hand under the terms of this Agreement, and, upon the advice of counsel, may take such other legal action as may be appropriate or necessary, whereupon the parties hereto agree Escrow Agent shall be discharged from all further duties under this Agreement. The filing of any such legal proceedings shall not deprive Escrow Agent of its compensation earned prior to such filing.

     2.4  Employment of Counsel.  Notwithstanding anything herein or in the
          ---------------------
Merger Agreement to the contrary, if the aggregate amount of all third party claims plus the aggregate good faith estimates of the reasonable expenses to defend such claims exceed the number of Escrow Shares multiplied by the Value Per Share, the Indemnitees may control the defense of all such third party claims which have been brought under this Agreement, provided that the Indemnitees may not settle a third party claim without the approval of the Indemnitor Representative, which approval shall not be unreasonably withheld or delayed. Consent shall be presumed in the case of settlements of $20,000 or less where the Indemnitor Representative has not responded within fifteen business days of notice of a proposed settlement.

                                   ARTICLE 3
                           TERM; EXPIRATION; LIMITS
                           ------------------------

     3.1  Term - General Indemnity.  The term of escrow for the Escrow Shares
          ------------------------
shall commence on the date hereof and shall terminate at the time all Escrow Shares have been distributed to the Shareholders or canceled pursuant to the terms of this Agreement.

     3.2  Six Month Anniversary.
          ----------------------

          (a) No Claim Pending and No Claim Previously Made. If, as of midnight,
              ---------------------------------------------
Pacific Time, on the date that is the six (6) month anniversary of the date hereof, no Loss Notice has been received with respect to an Indemnifiable Loss and no Loss Notice has been previously resolved, the Escrow Agent shall deliver to WebMD for issuance to each Shareholder a certificate representing the number of shares of Preferred Stock equal to one-half of the Escrow Shares multiplied by the Percentage Interest for such Shareholder. The Indemnitor Representative and WebMD shall provide written notice to the Escrow Agent which sets forth the number of Escrow Shares to be delivered as provided in the foregoing sentence. Such notice shall specify the number of shares of Preferred Stock to be delivered, which number of shares shall be of full shares and any fractional portions shall be rounded to a whole number by the Escrow Agent so that the number of shares to be delivered will be fully allocated among such Shareholders.

          (b) No Claim Pending and Claim Previously Made.  If, as of midnight,
              -------------------------------------------
Pacific Time, on the date that is the six (6) month anniversary of the date hereof, no Loss Notice has been received with respect to an Indemnifiable Loss and a Loss Notice that has been previously received has been resolved in accordance with this Agreement and has resulted in the delivery of some of the Escrow Shares to WebMD for cancellation (the "Canceled Shares"), the Escrow
                                              ---------------
Agent shall deliver to WebMD for issuance to each Shareholder a certificate representing the number of shares of Preferred Stock equal to (i) one half of the original number of Escrow Shares as of the date hereof minus (ii) the Canceled Shares, multiplied by the Percentage Interest for such Shareholder. The Indemnitor Representative and WebMD shall provide written notice to the Escrow Agent which sets forth the number of Escrow Shares to be delivered as provided in the foregoing sentence. Such notice shall specify the number of shares of Preferred Stock to be delivered, which number of shares shall be of full shares and any fractional portions shall be rounded to a whole number by the Escrow Agent so that the number of shares to be delivered will be fully allocated among such Shareholders.

          (c) Claim Pending.  If, as of midnight, Pacific Time, on the date that
              --------------
is the six (6) month anniversary of the date hereof, a Loss Notice has been received which has not been resolved in accordance herewith, the Escrow Agent shall deliver to WebMD for issuance to each Shareholder a certificate representing the number of shares of Preferred Stock equal to (i) one half of the original number of Escrow Shares as of the date hereof (minus the Canceled Shares, if any) minus (ii) the number of Escrow Shares (rounded to the next highest whole number) that, when multiplied by the Value Per Share, equals any amount set forth by such Indemnitee in the Loss Notice(s) with respect to such claims (the "Interim Retained Shares"), multiplied by the Percentage Interest
             -----------------------
for such Shareholder. Upon the resolution of any such claim and receipt of written notice from WebMD and the Indemnitor Representative to such effect, the Escrow Agent shall deliver to WebMD for cancellation the appropriate number of Interim Retained Shares (if any) and shall distribute any remaining Interim Retained Shares to the Shareholders as set forth in this Section 3.2. The
                                                         -----------
Indemnitor Representative and WebMD shall provide written notice to the Escrow Agent which sets forth the number of Escrow Shares to be delivered as provided in the foregoing sentence. Such notice shall specify the number of shares of Preferred Stock to be delivered, which number of shares shall be of full shares and any fractional portions shall be rounded to a whole number by the Escrow Agent so that the number of shares to be delivered will be fully allocated among such Shareholders.

  For purposes of this Agreement, if any anniversary of the date hereof does not fall on a business day, then such date shall be moved to the next succeeding business day.


  3.3  Expiration of Term - No Claim Pending.  If as of midnight, Pacific Time,
       -------------------------------------
on the fifteen (15) month anniversary of the date hereof, either (i) no Loss Notice has been received with respect to an

Indemnifiable Loss or (ii) any Loss Notice that has been received has been resolved in accordance with this Agreement, the Escrow Agent shall (i) deliver to WebMD for issuance to each Shareholder, a certificate representing the number of shares of Preferred Stock equal to the aggregate number of the Escrow Shares then remaining in escrow multiplied by the Percentage Interest for such Shareholder, and (ii) deliver to each Shareholder, any Cash multiplied by the Percentage Interest for such Shareholder. The Indemnitor Representative and WebMD shall provide written notice to the Escrow Agent which sets forth the number of Escrow Shares to be delivered as provided in the foregoing sentence. Such notice shall specify the number of shares of Preferred Stock to be delivered, which number of shares shall be of full shares and any fractional portions shall be rounded to a whole number by the Escrow Agent so that the number of shares to be delivered will be fully allocated among such Shareholders.

  3.4  Expiration of Term - Claim Pending.  If as of midnight, Pacific Time, on
       ----------------------------------
the fifteen (15) month anniversary of the date hereof, any claim is pending under Section 2.2 of the Merger Agreement for which any Loss Notice has been
      -----------
delivered to the Escrow Agent prior to such expiration then the Escrow Agent shall retain in such escrow that number of shares of Preferred Stock as shall equal the number of Escrow Shares (rounded to the next highest whole number) that, when multiplied by the Value Per Share, equals any amount set forth by such Indemnitee in the Loss Notice(s) with respect to such claims (the "Retained
                                                                        --------
Shares").  The number of Escrow Shares, less the number of Retained Shares,
------
shall then be distributed to the Shareholders as set forth in Section 3.3 above.
                                                              -----------
Upon the resolution of any such claim and receipt of written notice from WebMD and the Indemnitor Representative to such effect, the Escrow Agent shall deliver to WebMD for cancellation the appropriate number of Retained Shares (if any) and shall distribute any remaining Retained Shares to the Shareholders as set forth in Section 3.3.
   -----------

  3.5  Effect of Final Delivery.  Notwithstanding the expiration of the term of
       ------------------------
the escrow, this Agreement shall continue in full force and effect until the Escrow Agent has delivered all of the Escrow Shares pursuant to the terms hereof. After all of such shares have been so delivered, all rights, duties and obligations of the respective parties hereunder shall terminate. If any cash is held in escrow at the expiration of the term of the escrow, such cash shall be distributed pro rata with the Escrow Shares as provided in Sections 3.3 and 3.4
                                                           --------------------
above.

  3.6  Maximum Liability and Remedies.  If the Closing occurs, except for
       ------------------------------
remedies based upon fraud and except for equitable remedies (including temporary restraining orders, injunctive relief and specific performance), the rights of an Indemnitee to make claims on the Escrow Shares pursuant to this Agreement shall be the sole and exclusive remedy of an Indemnitee with respect to any breach of a representation, warranty, covenant or agreement under the Merger Agreement.

                                   ARTICLE 4
                           ESCROW STOCK CERTIFICATES
                           -------------------------

The Escrow Agent may at any time request the transfer agent (if any is designated by WebMD) for the Preferred Stock to issue new certificates representing the Escrow Shares in such denominations as may be necessary or appropriate in carrying out the Escrow Agent's obligations under this Agreement.

                                   ARTICLE 5
                            DIVIDENDS; VOTING RIGHTS
                            ------------------------

  5.1  Cash Dividends; Voting Rights.  The Escrow Agent shall retain all cash
       -----------------------------
paid with respect to the Escrow Shares. By written notice signed by the Indemnitor Representative, the Indemnitor Representative shall have the right to direct the Escrow Agent as to the exercise of voting rights with respect to such Escrow Shares held by the Escrow Agent on behalf of the Shareholders, and the Escrow Agent shall comply with such directions if received from the Indemnitor Representative at least five (5) days prior to the date of the meeting at which such vote is to be taken.

  5.2  Stock Splits; Stock Dividends.  In the event of any stock split, stock
       -----------------------------
dividend, recapitalization or similar transaction with respect to the Preferred Stock that becomes effective during the term of this Agreement, the additional shares so issued with respect to the Escrow Shares shall be added to the Escrow Shares and any other references herein to a specific number of shares of Preferred Stock and the Value Per Share shall be adjusted in accordance with a notice to the Escrow Agent and the Indemnitor Representative from WebMD.

                                   ARTICLE 6
                               THE ESCROW AGENT
                               ----------------

  6.1  Liability.  In performing any of its duties under this Agreement, or upon
       ---------
the claimed failure to perform its duties hereunder, the Escrow Agent shall not be liable to anyone for any damages, losses or expenses which they may incur as a result of so acting, or failing to act; provided, however, that the Escrow Agent shall be liable for damages arising out of its willful misconduct or gross negligence under this Agreement. Accordingly, the Escrow Agent shall not incur any such liability with respect to (i) any action taken or omitted to be taken in good faith upon advice of its counsel or counsel for WebMD or the Indemnitor Representative given with respect to any questions relating to the duties and responsibilities of the Escrow Agent hereunder; or (ii) any action taken or omitted to be taken in reliance upon any document, including any written notice or instructions provided for in this Agreement, not only as to its due execution and to the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the purported proper person or persons and to conform with the provisions of this Agreement. Written instructions provided to Escrow Agent hereunder by WebMD and/or the Indemnitor Representative shall be signed by the President, Chief Executive Officer, Chief Operating Officer or Chief Financial Officer for WebMD and/or the Indemnitor Representative. The limitation of liability provisions of this Section 6.1 shall survive the termination of this Agreement
                   -----------
and the resignation or removal of the Escrow Agent.

  6.2  Indemnification of Escrow Agent.  WebMD and the Shareholders, hereby,
       -------------------------------
jointly and severally, agree to indemnify and hold harmless the Escrow Agent and its directors, employees, officers, agents, successors and assigns against any and all losses, claims, damages, liabilities and expenses, including, without limitation, reasonable compensation for its extraordinary service, reasonable costs of investigation and reasonable counsel fees and disbursements (both at the trial and appellate levels) which may be imposed on or incurred by the Escrow Agent in connection with its acceptance of this appointment as Escrow Agent hereunder or the performance of its duties hereunder (except in connection with the willful misconduct or gross negligence of the Escrow Agent hereunder), including, without limitation, any litigation arising under or in connection with this Agreement or the Escrow Shares, or involving the subject matter thereof, or in the event that the Escrow Agent is made a party to or intervenes in any litigation pertaining to this Agreement. The indemnity provisions of this Section 6.2 are in addition to any other rights any of the indemnified
     -----------
parties may have by law or otherwise and shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

  6.3  Resignation.  The Escrow Agent may resign at any time from its
       -----------
obligations under this Agreement by providing written notice to WebMD and the Indemnitor Representative. Such resignation shall be effective no earlier than sixty (60) days after such written notice has been given. The Escrow Agent shall have no responsibility for the appointment of a successor escrow agent.
If a successor escrow agent is not selected within sixty (60) days of the resignation of Escrow Agent, the Escrow Agent shall have the right to institute a Bill of Interpleader or other appropriate judicial proceeding in any court of competent jurisdiction, and shall be entitled to tender into the registry or custody of any court of competent jurisdiction all money or property in its hand under the terms of this Agreement, whereupon the parties hereto agree Escrow Agent shall be discharged from all further duties under this Agreement. The filing of any such legal proceedings shall not deprive the Escrow Agent of its compensation earned prior to such filing. The Escrow Agent may be removed for cause by WebMD or the Indemnitor Representative upon notice to the Escrow Agent. The removal of the Escrow Agent shall not deprive the Escrow Agent of its compensation earned prior to the date of such act or omission which constitutes "cause".

  6.4  Expenses of Escrow Agent.  The Indemnitor Representative (on behalf of
       ------------------------
the Shareholders and out of the Escrow Shares, but not personally) and WebMD shall share equally the expenses of the Escrow Agent in an amount up to $5,000 each, and thereafter any remaining expenses of the Escrow Agent shall be borne by WebMD. The Escrow Agent's fees and expenses are set forth on Schedule 2
                                                                 ----------
attached hereto and made a part hereof, and the Escrow Agent acknowledges receipt as of the date hereof of the first year's fees set forth on Schedules 2.
                                                                    -----------



                                   ARTICLE 7
                                 MISCELLANEOUS
                                 -------------

  7.1  Transferability.  The contingent right to receive Escrow Shares shall not
       ---------------
be transferable by the Shareholders otherwise than by will or by the laws of descent and distribution.

  7.2  Notices.  Each party shall keep each of the other parties hereto advised
       -------
in writing of all actions required to be taken by such party pursuant to this Agreement. Any notices or other communications required or permitted under this Agreement shall be in writing and shall be sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows, or if sent by facsimile to the facsimile numbers identified below:

     If to WebMD or Merger Corp.:

          WebMD, Inc.
          400 The Lenox Building
          3399 Peachtree Road, N.E.
          Attn:  Mr. Michael Heekin
          Telecopy: (404) 479-7603
          Phone: (404) 479-7600
          Tax ID No:_________

     with a copy to:

          Alston & Bird, LLP
          One Atlantic Center
          1201 West Peachtree Street
          Atlanta, Georgia  30309-3424
          Attn: J. Vaughan Curtis, Esq.
          Tel:  (404) 881-7397
          Facsimile:  (404) 881-4777

     If to Indemnitor Representative:

          Kemp Battle
          Tucker Capital
          One Palmer Square #315
          ----------------------
          Princeton, NJ  08542
          --------------------
          Tel:
              ----------------
          Fax:
              ----------------

     With a copy to:

          ----------------------

          ----------------------

          ----------------------
          Tel:
              ----------------
          Fax:
              ----------------

     If to Escrow Agent:

          SunTrust Bank, Atlanta
          Corporate Trust Department
          3495 Piedmont Road
          Building 10, Suite 810
          Atlanta, Georgia  30305-1727
          Attn: Ronald C. Painter
          Tel:  404-240-1932
          Fax: 404-240-2030

or such other person or address as shall be furnished in writing by any of the parties and any such notice or communication shall be deemed to have been given as of the date so mailed.

  7.3  Construction.  The validity, enforcement and construction of this
       ------------
Agreement shall be governed by the laws of the State of Georgia, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

  7.4  Binding Effect.  This Agreement shall be binding upon and inure to the
       --------------
benefit of the parties hereto and their respective heirs, legatees, assigns and transferees, as the case may be. Escrow Agent shall be bound only by the terms of this Agreement and shall not be bound by or incur liability with respect to the Merger Agreement or any other agreement or understanding between WebMD and the Shareholders. The Escrow Agent shall not be charged with notice or knowledge of any such ancillary document, fact or information not specifically set forth herein. The Escrow Agent shall undertake to perform only such duties as are expressly set forth herein and no additional or implied duties or obligations shall be read into this Agreement against the Escrow Agent.

  7.5  Separability.  If any provision or section of this Agreement is
       ------------
determined to be void or otherwise unenforceable, it shall not affect the validity or enforceability of any other provisions of this Agreement which shall remain enforceable in accordance with their terms.

  7.6  Headings.  The headings and subheadings contained in this Agreement are
       --------
for reference only and for the benefit of the parties and shall not be considered in the interpretation or construction of this Agreement.

  7.7  Execution in Counterparts.  This Agreement may be executed in any number
       -------------------------
of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument

  7.8  Amendments.  This Agreement may be amended from time to time but only by
       ----------
written agreement signed by all of the parties hereto.

  7.9  Third-Party Beneficiaries.  DMK, Merger Corp. and the former shareholders
       -------------------------
of DMK are expressly intended to be third-party beneficiaries of the indemnities and obligations of the Indemnitor Representative as if they were parties to this Agreement.

  7.10  Indemnitor Representative Expenses.  The Shareholders shall pay any
        ----------------------------------
expenses of the Indemnitor Representative.

     IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the day and year first above written.

                              WEBMD, INC.


                              By: /s/  W. Michael Heekin
                                 ------------------------------
                              Title:   Executive Vice President
                                     --------------------------


                              ESCROW AGENT

                              SUNTRUST BANK, ATLANTA

                              By: /s/ Rebecca Fischer
                                 ------------------------------


                              "INDEMNITOR REPRESENTATIVE"


                              /s/  Kemp Battle
                              ---------------------------------


                              EUCALYPTUS, LTD.


                              By:  /s/  Le Ngoc Saulnier
                                 ------------------------------
                              Title:   Attorney-in-Fact
                                      -------------------------


                              H&Q DIRECT MEDICAL KNOWLEDGE
                              INVESTORS, LP


                              By:  /s/  Jackie Berterretche
                                 ------------------------------
                              Title:   Attorney-in-Fact
                                     --------------------------

                              HEALTHMAGIC, INC.


                              By:  /s/
                                 ------------------------------
                              Title:
                                    ---------------------------

                              /s/  P. Ryan Phelan
                              ---------------------------------
                              P. Ryan Phelan


                              /s/  Daniel Hillis
                              ---------------------------------
                              Daniel Hillis


                              /s/  Kemp Battle
                              ---------------------------------
                              Kemp Battle

                                   SCHEDULE 1
                                   ----------


                                                                  Maximum
Name of Shareholder                 Percentage Interest        Escrow Shares

Eucalyptus, Ltd.                             30%                    28,142

H&Q Direct Medical Knowledge
 Investors, LP                            30.25%                    28,366

HealthMagic, Inc.                          15.1%                    14,183

P. Ryan Phelan                            22.25%                    20,857

Daniel Hillis                               1.2%                     1,127

Kemp Battle                                 1.2%                     1,127

Total                                       100%                    93,802
-----                                       ---                     ------

                                   SCHEDULE 2
                                   ----------

                        Escrow Agent's Fees and Expenses
                        --------------------------------



$2,500.00 per year.